                                                                     Exhibit 4.1

--------------                                         ------------
    NUMBER          INCORPORATED UNDER THE LAWS OF        SHARES
                         THE STATE OF DELAWARE

  WKGP ______      Workgroup Technology Corporation
--------------                                         ------------


-----------------------------------
This certificate is Transferable                    COMMON STOCK
In Canton, MA or New York, NY                      $.01 PAR VALUE
-------------------------------------------------------------------

  THIS CERTIFIES THAT                            CUSIP 980903 20 7

                                                                     SEE REVERSE
                                                                     FOR CERTAIN
                                                                     DEFINITIONS





  Is the owner of
-------------------------------------------------------------------


                FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF Workgroup Technology Corporation transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are received and held subject to the laws of the State of Delaware and to the Restated Certificate of Incorporation and the By- laws of the Corporation as from time to time amended. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, Workgroup Technology Corporation has caused its facsimile corporation seal and the facsimile signatures of its duly authorized offers to be hereunto affixed.

       Dated:

/s/ Patrick H. Kareiva                           /s/ Patrick H. Kareiva
TREASURER AND                                    CHIEF EXECUTIVE OFFICER
CORPORATE SECRETARY      WORKGROUP TECHNOLOGY    AND CHIEF FINANCIAL
                       CORPORATION INCORPORATED  OFFICER
                                1992
                              DELAWARE
-------------------------------------------------------------------
COUNTERSIGNED AND REGISTERED
        AMERICAN STOCK TRANSFER & TRUST COMPANY
                                        Transfer Agent
                                        and Registrar

BY /S/ GEORGE KARFUNKEL
Authorized Signature
-------------------------------------------------------------------

                        Workgroup Technology Corporation

The Corporation is authorized to issue more than one class or series of stock. Upon written request the Corporation will furnish without charge to each stockholder a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM - as tenants in common   UNIF GIFT MIN ACT - ________Custodian _______
                                                        (Cust)           (Minor)
  TEN ENT - as tenants by the                          under Uniform Gifts to
            entireties                                 Minors Act ______________
                                                                     (State)
  JT TEN  - as joint tenants with
            right of survivorship
            and not as tenants in
            common

  COM PROP - as community property

                  Additional abbreviations may also be used though not in the above list.

For value received _____________________ hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE

 ____________________________________

 ____________________________________


________________________________________________________________________________
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
_____________________________________________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated: _____________________     _______________________________________________
                                 NOTICE THE SIGNATURE TO THIS ASSIGNMENT MUST
                                 CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                 FACE OF THE CERTIFICATE IN EVERY PARTICULAR
                                 WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                 WHATEVER

Signature (s) Guaranteed:

________________________________________________________________________________
THE SIGNATURES(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEM-BERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.